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                                                                  EXHIBIT 10.7.a

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                                    REVISED
                                First Amendment
                                      of

           FMC Corporation Non-Qualified Savings and Investment Plan
           ---------------------------------------------------------
           (As Amended and Restated Effective as of January 1,2000)

        WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Non-Qualified Savings and Investment Plan (the "Plan") and administers the Plan through the FMC Corporation Employee Welfare Benefits Plan Committee (the "Committee"); and

        WHEREAS, the Plan has previously been amended, most recently in the form of an amendment and restatement effective as of January 1, 2000, and the Company now considers it desirable to amend the Plan further;

        NOW, THEREFORE, by virtue of the authority reserved to the Committee by
Article IX of the Plan, the Plan is hereby amended effective as of January 1, 2000 as follows:

        Section 8.2 Payment of Account Balances is hereby amended for
                    ---------------------------
clarification purposes by adding the following as the first sentence of Subsection (a) thereof: "All payments under this Plan shall be made in cash."; and, by adding the following to the end of the first sentence of Subsection (b) thereof: ";provided, however, that a Participant may not elect to receive a distribution in Company Stock instead of cash."

        IN WITNESS WHEREOF, the undersigned member of the Committee has executed the foregoing amendment on behalf of the Company and the Committee on this 30th day of January, 2001.

                                          FMC Corporation


                                          By:/s/ Stephen F. Gates
                                             ---------------------------------
                                             Member, FMC Corporation Employee
                                              Welfare Benefits Plan Committee